Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), is dated as of June 17, 2019 and is made by and among DEL FRISCO’S RESTAURANT GROUP, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified on the signature pages hereof, the lenders identified on the signature pages hereof (each a “Lender”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, reference is made to the Credit Agreement, dated as of June 27, 2018 (as amended by the First Amendment, dated as of August 27, 2018, the “Credit Agreement”) among the Borrower, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as the Administrative Agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement, as applicable;

WHEREAS, the Borrower, the Revolving Credit Lenders party hereto (constituting Required Revolving Credit Lenders under the Credit Agreement) and the Administrative Agent, pursuant to Section 13.1 of the Credit Agreement, desire to amend the Credit Agreement as set forth herein (the Credit Agreement, as so amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Revolving Credit Lenders party hereto have agreed, upon the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiaries of the Borrower party hereto, the Lenders and the Administrative Agent agree as follows:
1.Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows: Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the final proviso of clause (i)(v) in the definition of “Consolidated EBITDAR” as follows:
“provided, further, that the aggregate amount added to Consolidated EBITDAR pursuant to this clause (v) shall not exceed (x) solely for the purpose of calculating the Financial Covenant pursuant to Section 10.9 hereof, 25.0% of Consolidated EBITDAR for any Test Period and (y) for all other purposes, 12.5% of Consolidated EBITDAR for any Test Period (in each case with such calculation being made after giving effect to any increase pursuant to this clause (v)).”
2.No Other Changes; Affirmation of Obligations and Liens. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. Each Credit Party hereby approves and consents to the amendments contemplated by this Amendment and agrees that its obligations under the Credit Agreement and the other Credit Documents to which it is a party shall not be diminished as a result of the execution of this Amendment. Each Credit Party hereby ratifies and confirms the grant of a security interest in and Lien on the Collateral contained in the Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or Amended Credit Agreement or instruments securing the same.
3.Conditions Precedent. This Amendment shall be effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied, each in form, scope, and substance reasonably acceptable to the Administrative Agent:

(a)The Administrative Agent (or its counsel) shall have received from each Credit Party, the Administrative Agent and each Revolving Credit Lender either an original or electronic counterpart of this Amendment, duly execute and delivered by each such party.
(b)The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects.
(c)Both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
(d)The Administrative Agent shall have received a certificate of an Authorized Officer of the Borrower, dated the Second Amendment Effective Date, certifying compliance with Sections 3(b) and (c).
4.Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and Lenders as follows:
(a)Each Credit Party has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder.
(b)The execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary action on the part of such Credit Party.
(c)The execution, delivery and performance by each Credit Party of this Amendment will not (i) violate (A) the certificate, memorandum or articles of incorporation, or certificate or declaration of limited partnership, or other constitutive documents or by-laws of, or unanimous shareholders’ agreement or shareholder declaration pertaining to, such Credit Party, (B) any provision of law, statute, rule or regulation, or any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, lease, agreement or other instrument to which such Credit Party is a party or by which any of them or any of their respective property is or may be bound or (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, lease, agreement or other instrument, where any such conflict, violation, breach or default referred to in clauses (i)(C) or (ii) of this clause, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(d)The execution, delivery, and performance by each Credit Party of this Amendment does not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect.
(e)This Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
(f)Both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(g)Both immediately before and immediately after giving effect to this Amendment, all of the representations and warranties contained in Section 8 of the Credit Agreement are correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

5.References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Amended Credit Agreement; and any and all references in the Credit Documents to the Credit Agreement shall be deemed to refer to the Amended Credit Agreement.
6.No Waiver. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Credit Documents or other document held by the Administrative Agent, whether or not known to the Administrative Agent and whether or not existing on the date of this Amendment.
7.Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or an electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. Sections 13.3, 13.5, 13.12, 13.13, 13.14, 13.15, 13.16 and 13.21 of the Credit Agreement shall apply hereto mutatis mutandis. For the avoidance of doubt, this Amendment shall be deemed a Credit Document.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DEL FRISCO’S RESTAURANT GROUP, INC.

By:	/s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President and Chief Executive Officer

Second Amendment to Credit Agreement

GUARANTORS:

4180 BLACK ROCK TURNPIKE, LLC
445 HOLLAND HILL LLC
971 FARMINGTON, LLC
BAR TACO PORT CHESTER, LLC
BAR TACO STAMFORD, LLC
BARCARD, LLC
BARCELONA ATLANTA LLC
BARCELONA EDGEHILL, LLC
BARCELONA FAIRFIELD, LLC
BARCELONA HIGHLANDS, LLC
BARCELONA IRONWORKS, LLC
BARCELONA MILLER, LLC
BARCELONA NEW HAVEN, LLC
BARCELONA PASSYUNK LLC
BARCELONA PLAZA SALTILLO, LLC
BARCELONA RESTAURANTS, LLC
BARCELONA RESTON, LLC
BARCELONA RINO LLC
BARCELONA SOUTH END, LLC
BARCELONA STAMFORD PARTNERS, LLC
BARCELONA WAYPOINTE, LLC
BARCELONA WEST HARTFORD, LLC
BARCELONA WINE STORE INMAN PARK, LLC
BARCELONA WINTER PARK, LLC
BARCELONA WYNWOOD, LLC
BARTACO 12 SOUTH, LLC
BARTACO AVENTURA, LLC

By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

Second Amendment to Credit Agreement

BARTACO BALLSTON, LLC
BARTACO BILTMORE AVENUE, LLC
BARTACO CHAPEL HILL, LLC
BARTACO DEERFIELD, LLC
BARTACO DR. PHILLIPS, LLC
BARTACO FORT POINT, LLC
BARTACO GREENGATE, LLC
BARTACO HILLDALE, LLC
BARTACO HOMEWOOD, LLC
BARTACO HYDE PARK, LLC
BARTACO INMAN PARK, LLC
BARTACO KOP, LLC
BARTACO MARIETTA, LLC
BARTACO MOSAIC, LLC
BARTACO NORTH HILLS, LLC
BARTACO NYACK, LLC
BARTACO PEARL WEST, LLC
BARTACO PRESTON CENTER LLC
BARTACO RESTON, LLC
BARTACO ROSWELL, LLC
BARTACO TEJON, LLC
BARTACO TEXAS, LLC
BARTACO WEST BEND BEVERAGE COMPANY LLC
BARTACO WEST BEND MANAGEMENT, LLC
BARTACO WESTBEND, LLC
BARTACO WESTPORT, LLC
BARTECA HOLDINGS, LLC
BARTECA RESTAURANTS, LLC
CBG DELAWARE, INC.
CENTER CUT HOSPITALITY, INC.
CWA DELAWARE, INC.
DEL FRISCO’S GRILLE OF ARKANSAS, LLC
DEL FRISCO’S GRILLE OF ATLANTA, LLC
DEL FRISCO’S GRILLE OF CALIFORNIA, INC.
DEL FRISCO’S GRILLE OF COLORADO, LLC
DEL FRISCO’S GRILLE OF CONNECTICUT, LLC
DEL FRISCO’S GRILLE OF FLORIDA, LLC
DEL FRISCO’S GRILLE OF MARYLAND, LLC

By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

Second Amendment to Credit Agreement

DEL FRISCO’S GRILLE OF MASSACHUSETTS, LLC
DEL FRISCO’S GRILLE OF NEW JERSEY, LLC
DEL FRISCO’S GRILLE OF NEW YORK, LLC
DEL FRISCO’S GRILLE OF PASADENA, LLC
DEL FRISCO’S GRILLE OF PENNSYLVANIA, LLC
DEL FRISCO’S GRILLE OF TENNESSEE, LLC
DEL FRISCO’S GRILLE OF TEXAS, LLC
DEL FRISCO’S GRILLE OF WASHINGTON D.C., LLC
DEL FRISCO’S OF ARIZONA, INC.
DEL FRISCO’S OF BOSTON, LLC
DEL FRISCO’S OF CALIFORNIA, LLC
DEL FRISCO’S OF CHICAGO, LLC
DEL FRISCO’S OF COLORADO, INC.
DEL FRISCO’S OF FLORIDA, LLC
DEL FRISCO’S OF GEORGIA, LLC
DEL FRISCO’S OF NEVADA, INC.
DEL FRISCO’S OF NEW YORK, LLC
DEL FRISCO’S OF NORTH CAROLINA, INC.
DEL FRISCO’S OF PENNSYLVANIA, LLC
DEL FRISCO’S OF PHILADELPHIA, INC.
DEL FRISCO’S OF TEXAS, LLC
DEL FRISCO’S OF WASHINGTON DC, LLC
DF BEVERAGE CORP.
DFRG BEVERAGE CORP.
DFRG MANAGEMENT, LLC
GENERAL ATLANTIC (BT) BLOCKER, LLC
GENERAL ATLANTIC (BT), LLC
GRNC, LLC
GUME, LLC
LONE STAR FINANCE, LLC
MARIS, LLC
MCHE, LLC
PLLA, LLC
PRIME RESTAURANT CONCEPTS, INC.

By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

Second Amendment to Credit Agreement

RCP BARTECA CORP.
ROMO HOLDING, LLC
SNGR, LLC
SULLIVAN’S FRANCHISE CORPORATION
SULLIVAN’S OF TEXAS, LLC
TPAS, LLC

By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

DEL FRISCO - FORT WORTH, L.P.
By: ROMO HOLDING, LLC, as General Partner
By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

DEL FRISCO - DALLAS, L.P.

By: ROMO HOLDING, LLC, as General Partner
By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

Second Amendment to Credit Agreement

BAR TACO, LLC

By: BARTECA RESTAURANTS, LLC, as Managing Member
By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

BARCELONA 14TH STREET, LLC
BARCELONA BROOKLINE LLC
BARCELONA CATHEDRAL, LLC
BARCELONA CHARLOTTE, LLC
BARCELONA RALEIGH, LLC

By: BARCELONA RESTAURANTS, LLC, as Member
By:        /s/ Norman J. Abdallah
Name: Norman J. Abdallah
Title: President

Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Revolving Credit Lender

By:    /s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Authorized Signatory

Second Amendment to Credit Agreement

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Revolving Credit Lender

By:	/s/ Ravi Pillay
Name: Ravi Pillay
Title: Authorized Signatory

Second Amendment to Credit Agreement